SECURITIES AND EXCHANGE COMMISSION
	                      Washington, D.C.  20549



                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
	                 Securities and Exchange Act of 1934



Date of Report:  May 12, 2004                                  1-7829
(Date of earliest event reported)                    (Commission File Number)

                           BOWL AMERICA INCORPORATED
             (Exact name of Registrant as specified in its charter)

        Maryland                                         54-0646173
(State or other jurisdiction             (IRS Employer Identification Number)
      of incorporation)


                   6446 Edsall Road, Alexandria, VA  22312
              (Address of principal executive offices)(zipcode)


       Registrant's telephone number, including area code:(703) 941-6300






Item 4. Changes in Registrant's Certifying Accountant.

     As indicated in the report on Form 8-K/A filed on April 13, 2004, the Audit Committee of the Board of Directors of Bowl America Incorporated
(the "Company") dismissed the firm of Deloitte & Touche LLP ("Deloitte") effective May 12, 2004 and they no longer serve as the Company's certifying accountants.

    During the fiscal years ended June 30, 2002 and June 29, 2003, and during the interim periods through the date of this report, there were no disagreements between the Company and Deloitte on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Deloitte, would have been referred to in their reports. Deloitte's reports on the Company's financial statements for the years ended June 30, 2002 and June 29, 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.


    Attached as an exhibit to this Form 8-K is a letter from Deloitte indicating their agreement with the statements made by the Company in this Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

	   Exhibits:

    The following exhibit is filed herewith:

    Exhibit Number     Document
    16(a)              Letter dated May 14, 2004, from Deloitte & Touche LLP
                       to the Securities and Exchange Commission





SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


						BOWL AMERICA INCORPORATED
						(Registrant)



Dated:  May 12, 2004                          By: Leslie H. Goldberg
	                                        Leslie H. Goldberg
	                                        President

EXHIBIT 16(a)



Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, NW
Washington, DC  20549



Dear Sirs/Madams:

We have read Item 4 of Bowl America Incorporated's Form 8-K dated
May 12, 2004, and we agree with the statements made therein.

Yours truly,

/s/ DELOITTE & TOUCHE LLP


May 14, 2004
McLean, Virginia